UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2023

GARRETT MOTION INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

La Pièce 16 Rolle, Switzerland	1180
(Address of Principal Executive Offices)	(Zip Code)

+41 21 695 30 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX	The Nasdaq Stock Market LLC
Series A Cumulative Convertible Preferred Stock, par value $0.001 per share	GTXAP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2023, Mr. Steven Silver resigned from the board of directors (the “Board”) of Garrett Motion, Inc. (the “Company”), effective immediately. Mr. Silver served on the Company’s board of directors pursuant to that certain Series A Investor Rights Agreement, dated as of April 30, 2021, by and among the Company, affiliated funds of Centerbridge Partners, L.P. (“Centerbridge”), and the other parties thereto (the “Investor Rights Agreement”), which among other things provides Centerbridge with the right to designate certain members of the Board, subject to maintaining specified ownership requirements.

Concurrent with Mr. Silver’s resignation and pursuant to the Investor Rights Agreement, on January 24, 2023, the Board appointed Mr. Kevin Mahony, a designee of Centerbridge, as a director of the Company. Mr. Mahony will serve as a member of the Compensation Committee of the Board.

Mr. Mahony is a Managing Director at Centerbridge, where he currently focuses on investments in the Industrials and Consumer sectors and has held various roles of increasing seniority since 2014. Prior to joining Centerbridge, Mr. Mahony worked at Oaktree Capital Management and Lazard. Mr. Mahony holds a B.S. and B.A., with distinction, from the University of Virginia.

Pursuant to the Investor Rights Agreement, Mr. Mahony is not entitled to receive any compensation for his services as a director of the Company or any of its subsidiaries.

Other than as disclosed above, there are no other arrangements or understandings between Mr. Mahony and any other persons pursuant to which Mr. Mahony was selected as a director, and there are no transactions in which Mr. Mahony has an interest in which requires disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARRETT MOTION INC.

Date: January 25, 2023	By:	/s/ Sean Deason
	Name:	Sean Deason
	Title:	Senior Vice President and Chief Financial Officer